4. SIGNIFICANT ACCOUNTING POLICIES: h) Revenue recognition (Policies)	12 Months Ended
Dec. 31, 2020
Policies
h) Revenue recognition

h)Revenue recognition

The Company follows the following steps for accounting for revenue from contracts with customers:

1.Identify the contract with customer

2.Identify the performance obligation(s)

3.Determine the transaction price

4.Allocate the transaction price to the performance obligation(s)

5.Recognize revenue when/as performance obligations(s) are satisfied

Sales are recognized when control of the goods has been transferred to the purchaser and the collectability is reasonably assured. This is generally when goods have been delivered, which is also when the performance obligations have been fulfilled under the terms of the related sales contract. Revenue from sales of cannabis and hemp products to customers is recognized when the Company transfers control of the goods to the customer and the customer has accepted the goods. Revenue for branded manufacturing sales is recognized upon delivery to the customer. Sales are recorded net of discounts and incentives but inclusive of freight. Excise and cultivation taxes are a production tax which become payable when a cannabis product is delivered to the customer and are not directly related to the value of sales. Excise and cultivation taxes are netted against gross sales.

There is a formal Licensing Agreement entered into by the Company and third party licensed producer.  The Company has granted the license to the licensed producer, and the license consists of a right to manufacture, package, label and sell products containing the branding of the Company within Michigan state.  The Company recognizes the License Fee based on terms as the third party licensed producer sells the products manufactured under the Licensing Agreement.